GIBRALTAR INDUSTRIES, INC.
2015 MANAGEMENT STOCK PURCHASE PLAN

_____________________________

The Board of Directors of Gibraltar Industries, Inc., a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York (the “Company”) has, subject to the approval of the stockholders of the Company, authorized the establishment of the Gibraltar Industries, Inc. 2015 Equity Incentive Plan (the “Omnibus Plan”) to be effective May 7. 2015, to enable the Company to grant awards of equity based compensation to its employees and to non-employee directors, consultants and independent advisors providing services to the Company or its affiliates.

In connection with the Company’s establishment of the Omnibus Plan, the Company desires to establish a uniform set of principals under the company’s non-employee directors and certain of the Company’s management employees will be permitted, effective as of January 1, 2016, to purchase Restricted Units which the Company is authorized to issue pursuant to the Omnibus Plan through the terms of a separate plan contained in this plan document and known as the Gibraltar Industries, Inc. 2015 Management Stock Purchase Plan (the “Plan”).

Pursuant to the terms of the Plan and the Omnibus Plan, the Plan is to be treated as an instrument evidencing the grant of an Award under the Omnibus Plan.

In connection with the foregoing, the Company hereby adopts the following as the Gibraltar Industries, Inc. 2015 Management Stock Purchase Plan effective as of May 7, 2015.

ARTICLE 1.
DEFINITIONS

The following words and phrases, when used in this Plan, shall have the following meanings, unless a different meaning is plainly required by the context:

1.01    Account means the account or accounts established and maintained by the Committee for each Participant to reflect the number of Restricted Units allocated to the Participant and to reflect the amount which is payable to such Participant under the terms of this Plan.

1.02    Affiliate means any corporation under common control with the Company within the meaning of Internal Revenue Code Section 414(b) and any trade or business (whether or not incorporated) under common control with the Company within the meaning of Internal Revenue Code Section 414(c).

1.03    Annual Base Salary Deferral means the amount, if any, of the Base Salary deferred by an Eligible Employee with respect to services performed for the Employer in a calendar year, which amount will be determined by the Base Salary Deferral Election Form delivered by the Eligible Employee to the Committee no later than December 31 of the calendar year ending immediately prior to the calendar year with respect to which the Eligible Employee performs the services resulting in an entitlement to payment of the Base Salary which the Eligible Employee has elected to defer his receipt of.

1.04    Annual Bonus Deferral means the amount, if any, of the Bonus deferred by an Eligible Employee with respect to services performed by the Eligible Employee for a calendar year, which amount will be determined by the Bonus Deferral Election Form delivered by the Eligible Employee to the

Committee no later than June 30 of the calendar year with respect to which the Eligible Employee performs services for the Employer resulting in the entitlement to payment of a Bonus (which the Eligible Employee has elected to defer the receipt of) in the following calendar year.

1.05    Annual Director Fee Deferral means the amount, if any, of the Director Fees deferred by a non-Employee Director with respect to services performed in a calendar year, which amount will be determined by the Director Fee Deferral Form delivered by the Director to the Committee no later than December 31 of the calendar year ending immediately prior to the calendar year with respect to which the Director performs the services resulting in an entitlement to payment of the Director Fees which the Director has elected to defer his receipt of.

1.06    Annual Bonus Plan means the Gibraltar Industries, Inc. Annual Incentive Compensation Plan as adopted by the Board of Directors on November 30, 2004, as amended from time to time after such date.

1.07    Applicable Interest Rate means, for each Plan Year, an annual rate of interest equal to the sum of: (a) two percent (2%); and (b) the average of the annualized rates of interest payable on ten (10) year U.S. Treasury Notes, as reported by the Federal Reserve Board on a weekly average basis for the four weeks in which January 1, April 1, July 1 and October 1 of the Plan Year occur.

1.08    Base Salary means an amount equal to the total salary or wages paid or payable by an Employer to an Eligible Employee at the Eligible Employee’s regular rate for services actually rendered during a calendar year excluding commissions, overtime and bonuses for any such calendar year.

1.09    Base Salary Deferral Election Form means the form which an Eligible Employee is required to execute and deliver to the Committee in order to defer his receipt of any portion of his Base Salary. If an Eligible Employee desires to defer any portion of his Base Salary, the Eligible Employee must execute and deliver a Base Salary Deferral Election Form to the Committee no later than December 31 of the calendar year immediately preceding the calendar year in which the Base Salary of the Eligible Employee which is to be deferred would be payable to the Eligible Employee for services rendered. The Base Salary Deferral Election Form: (a) shall specify: (i) the portion, if any, of the Base Salary of an Eligible Employee which the Eligible Employee is electing to defer; and (ii) the form in which such deferred Base Salary is to be paid; and (b) shall contain such other information as may be determined by the Committee in its discretion.

1.10    Base Salary Deferral Unit means each Restricted Unit which is allocated to the Account of a Participant that is an Eligible Employee pursuant to the provisions of Section 4.04.

1.11    Beneficiary means any person, firm, corporation, trust or other entity designated, in writing, by a Participant to receive any payment or distribution required to be made under this Plan upon or after the Participant’s death, or if none, the Participant’s spouse, or, if neither, the Participant’s estate.

1.12    Board of Directors means the Board of Directors of the Company.

1.13    Bonus means the amount, if any, payable to an Eligible Employee under the terms of the Annual Bonus Plan for services rendered by the Eligible Employee to the Company or any Affiliate of the Company for a calendar year. The determination of the Committee of the amount of an Eligible Employee’s Bonus within the meaning of the foregoing shall be conclusive.

1.14    Bonus Deferral Election Form means the form which an Eligible Employee is required to execute and deliver to the Committee in order to defer his receipt of any portion of his Bonus. If an Eligible Employee desires to defer any portion of his Bonus, the Eligible Employee must execute and deliver a Bonus Deferral Election Form to the Committee no later than June 30 of the calendar year in which the Eligible Employee performs the services for the Employer resulting in the entitlement to payment of a Bonus (which the Eligible Employee has elected to defer the receipt of) in the following calendar year. The Bonus Deferral Election Form: (a) shall specify: (i) the portion, if any, of the Bonus of an Eligible Employee which the Eligible Employee is electing to defer; and (ii) the form in which such deferred Bonus is to be paid; and (b) shall contain such other information as may be determined by the Committee in its discretion.

1.15    Bonus Deferral Unit means each Restricted Unit which is allocated to the Account of a Participant that is an Eligible Employee pursuant to the provisions of Section 4.04.

1.16    Cause means that the Committee has determined (and provided the Eligible Employee a written statement of its determination) that the Eligible Employee has engaged in egregious acts or omissions which have resulted in material injury to the Company and its business.

1.17    Change in Control means the occurrence of any of the following:

(a)During any twelve-consecutive month period, any “person” or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Company, an Affiliate of the Company or an employee benefit plan sponsored by the Company becomes the “beneficial owner” (as defined in section 13(d) of the Exchange Act) of thirty five percent (35%) or more of the then outstanding voting stock of the Company through a transaction which has not (or a series of transactions which have not) been arranged by or consummated with the prior approval of the Board of Directors; or

(b)a majority of the members of the Board of Directors is replaced during any consecutive twelve-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of appointment or election; or

(c)the Company enters into a Merger Sale Agreement; provided however, that the entry into a Merger Sale Agreement shall only be deemed a “Change in Control” if the Eligible Employee’s employment with or service to the Company and all of its Affiliates is terminated by his Employer without Cause or by the Eligible Employee for a Good Reason, in each case, at any time during the period beginning on the date the Merger Sale Agreement is executed and ending on the date the transaction contemplated by the Merger Sale Agreement is consummated; or

(d)the consummation of a Merger Sale.

1.18    Common Stock means the common stock (par value $0.01 per share) of the Company.

1.19    Committee means: (a) with respect to any Eligible Employee that is an Executive Officer, the Compensation Committee of the Board of Directors; (b) with respect to any non-Employee member of the Board of Directors, the Compensation Committee of the Board of Directors; and (c) with respect to any Eligible Employee that is not an Executive Officer, the administrative committee appointed to administer this Plan pursuant to Section 9.01 hereof.

1.20    Compensation means an amount equal to the total salary or wages paid or payable by an Employer to an Eligible Employee at the Eligible Employee’s regular rate for services actually rendered including commissions, overtime and bonuses (whether or not any such salary, wages, commissions, overtime or bonus is actually paid to the Eligible Employee as a result of the Eligible Employee’s election to defer receipt of such compensation) but excluding the amount of any contributions allocated to the account of the Eligible Employee under the terms of the Gibraltar 401(k) Plan and the amount of any other contributions or benefits made to or for the benefit of the Eligible Employee under any qualified or non-qualified pension, profit sharing, insurance, hospitalization or other plan or policy maintained by the Company for the benefit of any such Eligible Employee. The decision of the Committee as to what constitutes Compensation within the meaning of the foregoing definitions shall be conclusive.

1.21    Deferred Compensation Election Form means, for Base Salary or Bonuses deferred by an Eligible Employee on or after January 1, 2016, as required by the context, a Base Salary Deferral Election Form or a Bonus Deferral Election Form.

1.22    Deferred Director Fee Election Form means the form which an Eligible Director is required to execute and deliver to the Committee in order to defer his receipt of all or any portion of his Director Fees, which form; (a) shall be delivered to the Committee: (i) in the first year that the Eligible Director becomes eligible to defer his receipt of any portion of his Director Fees, no later than thirty (30) days following the date that the Eligible Director becomes eligible to defer his receipt of his Director Fees; and (ii) with respect to any Director Fees which are to be deferred by an Eligible Director for a calendar year following the calendar year in which the non-Employee Director first becomes eligible to defer his Director Fees, no later than December 31 of the calendar year ending immediately prior to the calendar year in which any portion of the Eligible Director’s Fees is to be deferred; (b) shall specify: (i) the portion, if any, of the Eligible Director’s Director Fees which the Eligible Director is electing to defer; and (ii) the form in which such deferred Director Fees are to be paid; and (c) shall contain such other information as may be determined by the Committee in its discretion.

1.23    Director Fees means the total cash amount payable to a non-Employee Director in connection with the services he provides to the Company as a member of the Board of Directors, including, but not limited to, the non-Employee Director’s Retainer Fee, any fees payable in connection with the attendance by such non-Employee Director at any meetings of the Board of Directors or any committee of the Board of Directors and any fees payable in connection with duties performed by any such non-Employee Director as chairman of any committee of the Board of Directors. The term Director Fees shall not include any awards of restricted stock, stock options or other equity based compensation paid to non-Employee Directors.

1.24    Director Fee Deferral Units means each Restricted Unit which is allocated, pursuant to the provisions of Section 5.03, to the Account of a Participant that is an Eligible Director. The term Director Fee Deferral Unit shall include Retainer Fee Deferral Units credited to the Account of a Participant that is an Eligible Director.

1.25    Eligible Director means each non-Employee member of the Board of Directors.

1.26    Eligible Employee means each Employee who has been determined by the Committee to be eligible for participation in this Plan. Any determination by the Committee that an Employee is an Eligible Employee shall be conclusive and binding on all persons.

1.27    Employee means each individual engaged in rendering services to an Employer for wages as defined in Section 3121(a) of the Code.

1.28    Employer means the Company and each Affiliate of the Company.

1.29    Executive Officer means: (a) the Company’s Chief Executive Officer; (b) the Company’s President; (c) the Company’s principal financial officer; (d) the Company’s principal accounting officer; (e) any Vice President of the Company who is in charge of a principal business unit, division or function; (f) any other officer of the Company who performs a policy making function for the Company; (g) any officer of any Affiliate who performs policy making functions for the Company; and (h) any other person who performs policy making functions for the Company.

1.30    Fair Market Value means: (a) for purposes of determining the value of one Share of Common Stock in connection with the calculation of the number of Units to be credited to the Account of an Eligible Employee as of the end of any calendar quarter to reflect the Eligible Employee’s deferral of his receipt of any portion of his Base Salary, the average of the closing prices of a Share of Common Stock as reported by the NASDAQ Stock Market on each business day which occurs during the calendar quarter ending on the date as of which such Units are to be credited to the Eligible Employee’s Account; (b) for purposes of determining the value of one Share of Common Stock in connection with the calculation of the number of number of Matching Units to be credited to the Account of a Participant as of the end of any calendar quarter, the average of the closing prices of a Share of Common Stock as reported by the NASDAQ Stock Market on each business day which occurs during the calendar quarter ending on the date as of which such Matching Units are to be credited to the Participant's Account; (c) for purposes of determining the value of one Share of Common Stock in connection with the calculation of the amount of any distributions to be made upon the occurrence of a Change in Control, the closing price of a Share of Common Stock as reported by the NASDAQ Stock Market on the day immediately preceding the date the Change in Control occurs; and (d) for all purposes other than the purposes described in Section 1.30(a), (b) and (c) above, the average of the closing prices of a Share of Common Stock as reported by the NASDAQ Stock Market on each of the two hundred (200) consecutive trading days immediately preceding the date as of which the determination of Fair Market Value is to be made.

1.31    Good Reason means that: (a) the Eligible Employee’s annual Base Salary and/or annual Bonus is reduced or any other material compensation or benefit arrangement for the Eligible Employee is materially reduced (and such reduction is unrelated to the Company’s, a Company Affiliate’s or the Eligible Employee’s performance); (b) the Eligible Employee’s duties or responsibilities are negatively and materially changed in a manner inconsistent with the Eligible Employee’s position (including status, offices, titles and reporting requirements) or authority; (c) the Company requires the Eligible Employee’s work location or residence to be relocated more than 50 miles from its location as of the date a Merger Sale Agreement is executed; or (d) the Company or its successor fails to offer the Eligible Employee a position after the Change in Control comparable to that held by the Eligible Employee immediately prior to the Change in Control.

1.32    Internal Revenue Code, Code and IRC each mean the Internal Revenue Code of 1986, as amended.

1.33    Matching Percentage means the percentage determined and established by the Committee for each Eligible Employee and used for purposes of calculating the number of Matching Units to be credited to the Account of the Eligible Employee, which percentage: (a) with respect to the amount of any Annual Base Salary Deferral of an Eligible Employee, shall be an amount which is up to fifty percent (50%) of the amount of such Eligible Employee’s Annual Base Salary Deferral; and (b) with respect to the amount of any Annual Bonus Deferral of an Eligible Employee, shall be an amount which is: (i) up to one hundred percent (100%) for the first fifty percent (50%) of the amount of the such Eligible Employee’s

Annual Bonus Deferral; and (ii) up to fifty percent (50%) for the second fifty percent (50%) of the amount of the Eligible Employee’s Annual Bonus Deferral. The amount of an Eligible Employee’s Matching Percentage will be specified in the Deferred Compensation Election Form which the Eligible Employee is required to execute and deliver in connection with his deferral of any portion of his Base Salary and/or Bonus.

1.34    Matching Units means: (a) Restricted Units allocated to the Account of an Eligible Employee pursuant to Section 6.01 hereof and having an aggregate value, determined as of the date Base Salary Deferral Units are allocated to the Eligible Employee’s Account, equal to: (i) the amount of the Annual Base Salary Deferral of the Eligible Employee; multiplied by (ii) the Matching Percentage applicable to the Eligible Employee's Annual Base Salary Deferral; (b) Restricted Units allocated to the Account of an Eligible Employee pursuant to Section 6.01 hereof and having an aggregate value, determined as of the date Bonus Deferral Units are allocated to the Eligible Employee’s Account, equal to: (i) the amount of the Annual Bonus Deferral of the Eligible Employee; multiplied by (ii) the Matching Percentage applicable to the Eligible Employee's Annual Bonus Deferral; and (c) Restricted Units allocated to the Account of an Eligible Director pursuant to Section 6.01 hereof (to reflect Retainer Fee Deferral Units allocated to such Eligible Director’s Account pursuant to Section 5.03).

1.35    Maximum Deferral Percentage means: (a) when used with respect to an Eligible Employee’s Annual Base Salary Deferral, the maximum percentage of the Eligible Employee’s Base Salary which the Eligible Employee is eligible to defer his receipt of for the calendar year applicable to such Annual Base Salary Deferral; and (b) when used with respect to an Eligible Employee’s Annual Bonus Deferral, the maximum percentage of the Eligible Employee’s Bonus which the Eligible Employee is eligible to defer his receipt of for the calendar year applicable to such Annual Bonus Deferral, each of which percentages shall be established by the Committee for each Eligible Employee, in its discretion. The amount of an Eligible Employee’s Maximum Deferral Percentage will be specified in the Deferred Compensation Election Form which the Eligible Employee is required to execute and deliver in connection with his deferral of any portion of his Base Salary and/or Bonus.

1.36    Merger Sale means the consolidation, merger, or other reorganization of the Company, other than: (a) any such consolidation, merger or reorganization of the Company in which holders of Common Stock immediately prior to the earlier of: (i) the Board of Director’s approval of such consolidation, merger or other reorganization; or (ii) the date of the stockholders meeting in which such consolidation, merger or other reorganization is approved; continue to hold more than seventy percent (70%) of the outstanding voting securities of the surviving entity immediately after the consolidation, merger, or other reorganization; and (b) any such consolidation, merger or other reorganization which is effected pursuant to the terms of a Merger Sale Agreement which provides that the consolidation, merger or other reorganization contemplated by the Merger Sale Agreement will not constitute a Change in Control for purposes of this Plan.

1.37    Merger Sale Agreement means an agreement between the Company and any one or more other persons, firms, corporations or other entities (which are not Affiliates of the Company) providing for a consolidation, merger or other reorganization in which the holders of Common Stock of the Company immediately prior to the Company’s execution of such agreement do not hold more than seventy percent (70%) of the outstanding voting securities of the surviving entity immediately after the consummation of the consolidation, merger, or other reorganization contemplated by such agreement.

1.38    Participant means each Eligible Employee and each Eligible Director who becomes a participant in the Plan pursuant to Article 3.

1.39    Plan means this non-qualified plan of deferred equity based incentive compensation known as the Gibraltar Industries, Inc. 2015 Management Stock Purchase Plan.

1.40    Plan Year means the twelve (12) consecutive month period beginning January 1, 2016 and each twelve (12) consecutive month period beginning on each January 1 thereafter.

1.41    Restricted Unit means each Unit (whether a Base Salary Deferral Unit, a Bonus Deferral Unit, a Director Fee Deferral Unit or a Matching Unit) credited to the Account of a Participant and any additional units which may be credited to a Participant’s Account with respect to such Units pursuant to the provisions of Section 6.03 hereof.

1.42    Restricted Stock means Shares which have been granted pursuant to the Omnibus Plan subject to specified restrictions on the transferability of such Shares.

1.43    Retainer Fee means the annual amount payable by the Company to a non-Employee Director as a retainer for his services as a member of the Board of Directors excluding amounts: (a) paid to the non-Employee Director: (i) for attendance at meetings of the Board of Directors; (ii) for attendance at meetings of any committee of the Board of Directors; (iii) to serve as a chairman of any Committee of the Board of Directors; (b) attributable to awards of Restricted Stock or any other equity interest in the Company; (c) attributable to the vesting of shares of Restricted Stock of the Company; or (d) the exercise of any options to purchase Shares.

1.44    Retainer Fee Deferral Unit means each Restricted Unit which is allocated, pursuant to the provisions of Section 5.03 to the Account of a Participant that is an Eligible Director and reflects the portion, if any, of the Retainer Fee which has been deferred by the Eligible Director.

1.45    Share means a share of Common Stock.

1.46    Unit means a unit of measurement equivalent to one Share, with none of the attendant rights of a shareholder of such Share, (including among the rights which the holder of a Unit does not have are the right to vote such Share and the right to receive dividends thereon), except to the extent otherwise specifically provided herein.

ARTICLE 2.
OVERVIEW OF PLAN OPERATION

2.01    General Description of Plan Operation. In general, the Plan will be operated in the manner described in this Section 2.01. The more specific provisions relating to the Plan and its operation are contained in the remaining Articles of this Plan.

(a)Individual Employees will be selected for participation in the Plan by the Committee. The Committee will provide written notice to each Employee that is selected for participation on the Plan. Each non-Employee Director will, by virtue of such status, be eligible to participate in the Plan. If an Employee who has been selected for participation in the Plan decides that he or she wants to participate in the Plan for any particular year, the Employee must execute and deliver a Deferred Compensation Election Form to the Committee on or before the date specified in Section 2.01(c) below. If a non-Employee Director decides that he or she wants to participate in the Plan for any particular year, the non-Employee Director must execute and deliver a Deferred Director Fee Election Form to the Committee on or before the date specified in Section 2.01(c) below. Each Deferred Compensation Election Form and each Deferred Director Fee Election Form must specify the form in which the Annual

Base Salary Deferral, the Annual Bonus Deferral or the Annual Director Fee Deferral attributable to the election made in the Participant’s Deferred Compensation Election Form, whichever the case may be, is to be paid.

(b)If an Employee is selected for participation in the Plan, the Employee will be entitled to defer receipt of up to twenty-five percent (25%) of the Base Salary that the Employee is entitled to receive and up to one hundred percent (100%) of the Bonus that the Employee is entitled to receive under the Annual Bonus Plan. The Maximum Deferral Percentage of each Employee that is selected for participation in the Plan will be specified in the written notice which is provided to the Employee of his selection for participation in the Plan. In addition, each Eligible Director will be entitled to defer up to one hundred percent (100%) of his Director Fees.

(c)Due to applicable tax rules: (i) an Eligible Employee that elects to defer any portion of his Base Salary must file his Base Salary Deferral Election Form with the Committee no later than December 31 of the calendar year immediately preceding the calendar year in which the Base Salary which he is electing to defer will be paid; (ii) an Eligible Employee that elects to defer his receipt of payment of all or any portion of his Bonus must file his Bonus Deferral Election Form with the Committee no later than June 30 of the calendar year in which he performs the services which will give rise to his entitlement to payment of the Bonus to be deferred; and (iii) an Eligible Director that elects to defer any portion of his Director Fees must file his election to defer any portion of his Director Fees with the Committee no later than December 31 of the calendar year immediately preceding the calendar year in which the Director Fees which he is electing to defer will be paid. In the first year that an individual becomes an Eligible Employee or a non-Employee Director, the individual will be required to deliver a Deferred Compensation Election Form or a Deferred Director Fee Election Form, whichever the case may be, to the Committee and such elections will only be effective with respect to Base Salary, Bonuses and Director Fees payable after the applicable election form is delivered to the Committee.

(d)If an Eligible Employee elects to defer his receipt of payment of a portion of his Base Salary, at the time his Base Salary is payable (which is in the calendar year following the calendar year in which he makes his election to defer his Base Salary), the portion of his Base Salary which he has elected to defer will not be paid to him and, instead, the Committee will, at the end of each calendar quarter, credit an Account which will be established for his benefit with a number of Restricted Units equal to the number of Shares he could have purchased using the portion of his Base Salary which was deferred for the calendar quarter at a price per Share equal to the Fair Market Value of a Share determined as of the end of the applicable calendar quarter.

(e)    If an Eligible Employee elects to defer his receipt of payment of all or any portion of his Bonus, at the time his Bonus is payable (which is in the calendar year following the calendar year in which he performs the services giving rise to his entitlement to payment of a Bonus), the portion of his Bonus which he has elected to defer will not be paid to him and, instead, the Committee will credit an Account which will be established for his benefit with a number of Restricted Units equal to the number of Shares he could have purchased using the deferred portion of his Bonus at a price per Share equal to the Fair Market Value of a Share on the date he receives (or would have received) payment of his Bonus.

(f)    If an Eligible Director elects to defer his receipt of payment of any portion of his Director Fees, on each date that he is entitled to payment of the portion of his Director Fees which he has elected to defer, whether attributable to Retainer Fees, fees for attendance at meetings of the Board of Directors or any committee thereof, or any other fees, a portion (stated as a percentage) of the type of the Director Fees which he has elected to defer will not be paid to him and, instead, the Committee will credit an Account which will be established for his benefit with a number of Restricted Units equal to the number of Shares he could have purchased using the deferred portion of the type of the Director Fees which he has elected to defer at a price per Share equal to the Fair Market Value of a Share determined as of the date Director Fee Deferral Units are to be allocated to the Director’s Account as provided for in the Deferred Director Fee Election Form.

(g)    In addition to the Base Salary Deferral Units that are credited, as described in (d) above, to the Account of a Participant that is an Eligible Employee, at the same time that Base Salary Deferral Units are credited to such Eligible Employee’s Account, the Committee will credit the Eligible Employee’s Account with an additional number of Restricted Units (Matching Units) which have an aggregate Fair Market Value, determined as of the date that Base Salary Deferral Units are credited to the Account of the Eligible Employee, equal to the total amount of the Base Salary which was deferred by the Eligible Employee during the calendar quarter which ends on the date that Base Salary Deferral Units are credited to the Participant’s Account, multiplied by the Matching Percentage applicable to the Eligible Employee’s deferral of his Base Salary. Similarly, in addition to the Bonus Deferral Units that are credited, as described in (e) above, to the Account of a Participant that is an Eligible Employee, at the same time that Bonus Deferral Units are credited to such Eligible Employee’s Account, the Committee will credit the Eligible Employee’s Account with an additional number of Restricted Units (Matching Units) which have an aggregate Fair Market Value, determined as of the date that Bonus Deferral Units are credited to the Account of the Eligible Employee, equal to the total amount of the Bonus which was deferred by the Eligible Employee multiplied by the Eligible Employee’s Matching Percentage applicable to the Eligible Employee’s deferred Bonus.

(h)    In addition to the Director Fee Deferral Units credited to the Account of a Participant that is an Eligible Director as described in (f) above, at the same time that Director Fee Deferral Units are credited to such Eligible Director’s Account, the Committee will credit the Eligible Director’s Account with an additional number of Matching Units equal to the number of Retainer Fee Deferral Units, if any, credited to the Eligible Director’s Account.

(i)    The total value of the Restricted Units credited to the Account of a Participant that is an Eligible Employee will not be distributable to the Eligible Employee until the Eligible Employee’s employment is terminated or, if earlier, the date a Change in Control occurs. However, if the Eligible Employee’s employment is terminated before he has attained age sixty (60), the Matching Units credited to the Eligible Employee’s Account will be forfeited and the amount which is distributable to the Eligible Employee will only consist of an amount equal to the value of the Bonus Deferral Units and/or the Base Salary Deferral Units credited to the Eligible Employee’s Account.

(j)    The total value of the Restricted Units credited to the Account of a Participant that is an Eligible Director will not be distributable to the Eligible Director until the date on which the Eligible Director’s status as a member of the Board of Directors is terminated or, if earlier, the date a Change in Control occurs. However, if the Eligible Director’s status as a member of the Board of Directors is terminated before he has attained age sixty (60), the Matching Units credited to the Eligible Director’s Account will be forfeited and the amount which is distributable to the Eligible Director will only consist of an amount equal to the value of the Director Fee Deferral Units credited to the Eligible Director’s Account.

(k)    At the time a Participant becomes entitled to a distribution, the number of Restricted Units credited to the Participant’s Account (and not forfeited) will be converted (hypothetically and for accounting purposes only) to a cash amount equal to the total number of Restricted Units credited to the Participant’s Account (and not forfeited) multiplied by the Fair Market Value of one Share determined as of the date the Participant becomes entitled to a distribution. The Committee will separately identify the cash amount attributable to each Annual Base Salary Deferral and any related Matching Units, each Annual Bonus Deferral and any related Matching Units and each Annual Director Fee Deferral and related Matching Units applicable to the Participant. However, as indicated in Sections 2.01(i) and (j) above, if the Participant’s employment or status as a member of the Board of Directors is terminated before he has attained at least age sixty (60), the total number of Restricted Units which are credited to the Participant’s Account will not include any Matching Units.

(l)    With respect to amounts which a Participant is entitled to receive based on Base Salary and Bonus or Director Fees deferred by the Participant under this Plan, if: (i) the Participant is entitled to a distribution because his employment has been terminated or his status as a member of the Board of Directors has been terminated; and (ii) if the value of the Participant’s Account which is attributable to Base Salary and Bonus or Director Fees deferred by the Participant, when combined with the value of the Participant’s account, established under the terms of the Gibraltar Industries, Inc. Management Stock Purchase Plan (the “2005 MSPP”) as effective under the terms of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan, exceeds the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code (as adjusted by the Secretary of the Treasury); then (iii)(A) the value of each Annual Base Salary Deferral and the value of any Matching Units attributable to such Annual Base Salary Deferral shall be distributed to the Eligible Employee in one lump sum payment, in five (5) substantially equal annual payments or in ten (10) substantially equal annual payments, whichever form of distribution has been elected by the Eligible Employee in the Base Salary Deferral Election Form which gave rise to the Annual Base Salary Deferral; (B) the value of each Annual Bonus Deferral and the value of any Matching Units attributable to such Annual Bonus Deferral shall be distributed to the Eligible Employee in one lump sum payment, in five (5) substantially equal annual payments or in ten (10) substantially equal annual payments, whichever form of distribution has been elected by the Eligible Employee in the Bonus Deferral Election Form which gave rise to the Annual Bonus Deferral; and (C) the value of each Annual Director Fee Deferral and the value of any Matching Units attributable to such Annual Director Fee Deferral shall be distributed to the Eligible Director in one lump sum payment, in five (5) substantially equal annual payments or in ten (10) substantially equal annual payments, whichever form of distribution has been elected by the Eligible Director in the Director Fee Deferral Election Form which gave rise to the Annual Director Fee Deferral. With respect to amounts which a Participant is entitled to receive based on Base Salary and Bonus or Director Fees deferred by the Participant, if the Participant is entitled to a distribution because his employment has been terminated or his status as a member of the Board of Directors has been terminated and if the value of the Participant’s Account which is attributable to Base Salary, Bonus or Director Fees deferred by the Participant, when combined with the value of the Participant’s account, established under the terms of the 2005 MSPP is less than or equal to the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code (as adjusted by the Secretary of the Treasury), then such cash value shall be distributed to the Participant in one lump sum. Distribution of any lump sum contemplated by the preceding provisions of this Section 2.01(l) and distribution of the first installment of any series of annual installments contemplated by this Section 2.01(l) will be made in the first calendar month following the end of the six (6) month period which begins on the first day following the date the Participant’s employment or status as a member of the Board of directors is terminated and, if distribution is to be made in installments, subsequent installments shall be distributed in each January thereafter until the end of the installment period selected by the Participant. The payments required to be made to the Participant as described above in this Section 2.01(l) shall be paid in cash less applicable withholding taxes. For the avoidance of doubt, if the value of a Participant’s Account attributable to Base Salary and Bonus or Director Fees deferred by the Participant, including any applicable Matching Units, when combined with the value of the Participant’s account, established under the terms of the 2005 MSPP, exceeds the applicable dollar amount provided for under Code Section 402

(g)(1)(B) of the Code (as adjusted by the Secretary of the Treasury), then each Annual Base Salary Deferral, each Annual Bonus Deferral and each Annual Director Fee Deferral and the Matching Units attributable to any such Annual Base Salary Deferral, Annual Bonus Deferral or Annual Director Fee Deferral may be paid in one of the three optional forms for distribution provided for such amounts, whichever form is selected by the Participant with respect to such Annual Base Salary Deferral, Annual Bonus Deferral or Annual Director Fee Deferral in the Base Salary Deferral Election Form, the Bonus Deferral Election Form or the Director Fee Deferral Election Form which is delivered by the Participant to the Committee with respect to any such Annual Base Salary Deferral, Annual Bonus Deferral or Annual Director Fee Deferral.

(m)    During the period between the date the Participant’s Account is converted to cash and the date the entire value of the Participant’s Account is distributed, the value of the Account shall be increased by interest at an annual rate equal to the Applicable Interest Rate, compounded annually.

(n)    If a Participant is entitled to a distribution because a Change in Control has occurred, on the date such Change in Control occurs, each Participant shall be paid an amount, in one lump sum payment less applicable withholding taxes, equal to the total number of Restricted Units credited to the Participant’s Account multiplied by the Fair Market Value of one Share determined as of the date on which the Change in Control occurs.

ARTICLE 3.
PARTICIPATION

3.01    Commencement of Participation by Eligible Employees. As soon as possible after the Committee determines that an Employee has become an Eligible Employee, the Committee shall deliver a written notice to such Employee informing him that he is eligible to become a Participant in this Plan and that he will become a Participant in this Plan upon his execution and delivery to the Committee of a Deferred Compensation Election Form. If an Employee receives a written notice from the Committee that he is eligible to become a Participant in the Plan and the Employee does not execute and deliver a Deferred Compensation Election Form to the Committee within the time period provided for by the Committee, the Employee shall not thereafter be eligible to become a Participant in the Plan with respect to any subsequently payable Base Salary or Bonus unless, prior to the time that the Employee must deliver a Deferred Compensation Election Form to the Committee with respect to such subsequently payable Base Salary or Bonus, the Committee provides the Employee written notice that he is eligible to become a Participant in the Plan with respect to any such subsequently payable Bonus or Base Salary, and the Employee executes and delivers a Deferred Compensation Election Form to the Committee prior to the time that the Employee must deliver a Deferred Compensation Election Form to the Committee with respect to such subsequently payable Bonus or Base Salary.

3.02    Deferred Bonus and Base Salary Election Form. The Committee shall provide each Eligible Employee with a Deferred Base Salary Election Form within a reasonable period of time before December 31 of each year the Eligible Employee is entitled to defer his receipt of a portion of his Base Salary. The Committee shall also provide each Eligible Employee with a Bonus Deferral Election Form on or before June 30 of each calendar year in which the Eligible Employee performs the services for the Employer resulting in the entitlement to payment of a Bonus (which the Eligible Employee may elect to defer the receipt of) in the following calendar year. The Deferred Compensation Election Form provided to each Eligible Employee shall specify the amount of the Base Salary and/or Bonus that the Eligible Employee is electing to defer, the amount of the Eligible Employee’s Matching Percentage and shall specify the form in which distribution of the Annual Base Salary Deferral or the Annual Bonus Deferral arising from such Deferred Compensation Election Form is to be made.

3.03    Commencement of Participation by Eligible Directors. Each Eligible Director shall be eligible to become a Participant in this Plan at any time and shall become a Participant in the Plan upon his execution and delivery to the Committee of a Deferred Director Fee Election Form within the time provided for by the Committee. The Committee shall provide each Eligible Director with a Deferred Director Fee Election Form within a reasonable period of time before December 31 of each year the Eligible Director is entitled to defer his receipt of his Director Fees. The Deferred Director Fee Election Form provided to each Eligible Director shall specify the amount of the Retainer Fee and any other Director Fee that the Eligible Director is electing to defer and shall specify the form in which the Annual Director Fee Deferral attributable to the Deferred Director Fee Election Form is to be made.

3.04    Termination of Participation. Each individual that becomes a Participant in the Plan shall continue to participate until the full value of his Account has been distributed to him or his Beneficiary.

ARTICLE 4.
DEFERRALS OF BASE SALARY AND BONUSES

4.01    Base Salary Deferrals. Each Eligible Employee shall be entitled to defer his or her receipt of a portion of his or her Base Salary by executing and delivering a Deferred Base Salary Election Form to the Committee within the time provided for by Section 4.03 hereof. An Eligible Employee’s election to defer any portion of his Base Salary shall become irrevocable upon his delivery to the Committee of his executed Deferred Base Salary Election Form. The amount of the Maximum Deferral Percentage applicable to the Eligible Employee's election to defer any portion of his Base Salary shall be set forth in the Deferred Base Salary Election Form. Notwithstanding anything to the contrary contained in this Plan, the Maximum Deferral Percentage applicable to the aggregate amount of the Base Salary which any Participant shall be permitted to defer his receipt of for any Plan Year, shall be equal to twenty-five percent (25%) of the Base Salary payable to the Participant.

4.02    Bonus Deferrals. Each Eligible Employee shall be entitled to defer his or her receipt of all or any portion of his or her Bonus by executing and delivering a Deferred Bonus Election Form to the Committee within the time provided for by Section 4.03 hereof. An Eligible Employee’s election to defer all or any portion of his Bonus shall become irrevocable upon his delivery to the Committee of his executed Deferred Bonus Election Form. The amount of the Maximum Deferral Percentage applicable to the Eligible Employee's election to defer any portion of his Bonus shall be set forth in the Deferred Bonus Election Form. Notwithstanding anything to the contrary contained in this Plan, the Maximum Deferral Percentage applicable to the amount of the Bonus which any Participant shall be permitted to defer his receipt of for any Plan Year, shall be equal to one hundred percent (100%) of the Bonus payable to the Participant under the terms of the Annual Bonus Plan for services performed in the immediately preceding calendar year.

4.03    Procedure for Making Base Salary and Bonus Deferrals. In order for a an Eligible Employee to defer his receipt of any portion of the Base Salary, which is payable to the Eligible Employee for services rendered in a calendar year, the Eligible Employee must execute and deliver a Deferred Base Salary Election Form to the Committee on or before December 31 of the calendar year immediately preceding the year in which the services giving rise to the payment of such Base Salary will be performed. In order for an Eligible Employee to defer his receipt of any portion of the Bonus, if any, which is payable to the Eligible Employee under the terms of the Annual Bonus Plan, the Eligible Employee must execute and deliver a Deferred Bonus Election Form to the Committee on or before June 30 of the calendar year in which the services giving rise to the payment of such Bonus are performed. In the year that an Employee first becomes an Eligible Employee, the Employee must execute and deliver a Deferred Base Salary Election Form to the Committee before the end of the thirty (30) day period beginning on the date the Employee becomes an Eligible Employee and the deferral of any Base Salary provided for by such Deferred Base Salary Election Form shall only be effective with respect to Base Salary payable to the Eligible Employee after the date the Deferred Base Salary Election Form is delivered to the Committee.

4.04    Effect of Base Salary and Bonus Deferrals. If an Eligible Employee elects to defer his receipt of all or any portion the Base Salary which he is entitled to receive for services performed for the Company for a calendar year or all or any portion of any Bonus which he is entitled to receive under the Annual Bonus Plan for services performed for the Company for a calendar year, the portion of the Base Salary or Bonus which the Eligible Employee has elected to defer the receipt of (as set forth in the Deferred Compensation Election Form which the Eligible Employee has delivered to the Committee) shall not be paid to the Eligible Employee at the time such Base Salary or Bonus would otherwise have been paid and, instead, the Eligible Employee’s Account shall be credited with a number of Base Salary Deferral Units or Bonus Deferral Units, as applicable, equal to the number of Shares (including fractional Shares) which could have been purchased with the amount of the Annual Base Salary Deferral or the amount of the Annual Bonus Deferral, as applicable, that has been deferred by the Participant at a price per Share equal to: (a) in the case of a deferral by an Eligible Employee of any portion of his Base Salary, the Fair Market Value of one Share determined as of the last day of the applicable calendar quarter in which the Base Salary Deferral Units are to be credited to the Eligible Employee’s Account with respect to the Base Salary of the Eligible Employee which was deferred in such calendar quarter; and (b) in the case of a deferral by an Eligible Employee of a portion of his Bonus, the Fair Market Value of one Share determined as of the date as of which the portion of the Eligible Employee’s Bonus which has been deferred would otherwise have been paid to the Eligible Employee.

ARTICLE 5.
DEFERRAL OF DIRECTOR FEES

5.01    Director Fee Deferrals. Each Eligible Director shall be entitled to defer his receipt of all or any portion of his Director Fees by executing and delivering a Deferred Director Fee Election Form to the Committee within the time provided for by Section 5.02 hereof. An Eligible Director’s election to defer any portion of his Director Fees shall become irrevocable upon his delivery to the Committee of his executed Deferred Director Fee Election Form.

5.02    Procedure for Making Director Fee Deferrals. In order for an Eligible Director to defer his receipt of any portion of the Director Fees which he is entitled to receive for any calendar year, he must execute and deliver a Deferred Director Fee Election Form to the Committee on or before December 31 of the calendar year immediately preceding the calendar year in which any portion of the Director Fees to be deferred by the Eligible Director are to be paid. In the year that a Director first becomes an Eligible Director, the Director must execute and deliver a Deferred Director Fee Election Form to the Committee before the end of the thirty (30) day period beginning on the date the Director becomes an Eligible Director and the deferral of any Director Fees provided for by such Deferred Director Fee Election Form shall only be effective with respect to Director Fees payable to the Eligible Director after the date the Deferred Director Fee Election Form is delivered to the Committee.

5.03    Effect of Director Fee Deferrals. If an Eligible Director elects to defer his receipt of any portion of the Director Fees payable to the Eligible Director for a calendar year, the portion of the Director Fees which the Eligible Director has elected to defer the receipt of (as set forth in the Deferred Director Fee Election Form which the Eligible Director has delivered to the Committee) shall be withheld from the Director Fees which are payable to the Eligible Director for the calendar year in which the Eligible

Director has elected to defer his receipt of any portion of his Director Fees and instead, the Eligible Director’s Account shall be credited with a number of Director Fee Deferral Units equal to the number of Shares (including fractional shares) which could have been purchased with the amount of the Annual Director Fee Deferral at a price per Share equal to the Fair Market Value of one Share determined as of the date the Director Fee Deferral Units are allocated to the Eligible Director’s Account. In addition, if an Eligible Director has elected to defer any portion of his Retainer Fee, the total number of Director Fee Deferral Units to be allocated to the Account of the Eligible Director shall include (in a sub-account to be established by the Committee) a number of Retainer Fee Deferral Units equal to the number of Shares which could have been purchased with the amount of the Retainer Fee withheld from the Eligible Director’s Retainer Fee at a price per Share equal to the Fair Market Value of one Share determined as of the date the full amount of the Eligible Director’s Retainer Fee (or any applicable installment thereof) would otherwise have been paid to the Eligible Director.

ARTICLE 6.
MATCHING AND OTHER ALLOCATIONS

6.01    Matching Allocations. For each Plan Year that this Plan is in effect, the Company shall make an allocation of Matching Units to the Account of each Eligible Employee with respect to whom Base Salary Deferral Units and/or Bonus Deferral Units have been credited as provided for by Section 4.04 and, if an Eligible Director has elected to defer any portion of his Retainer Fee, to the Account of each Eligible Director with respect to whom Retainer Fee Deferral Units have been credited as provided for by Section 5.03. The number of Matching Units to be credited to the Account of an Eligible Employee for any Plan Year in which Base Salary Deferral Units have been credited to such Eligible Employee’s Account shall be equal to the aggregate number of Shares (including fractional shares) which could be purchased, at a price per share equal to the Fair Market Value of one Share determined as of the date that Base Salary Deferral Units are credited to the Eligible Employee’s Account, with an amount equal to: (a) the amount of the Annual Base Salary Deferral; multiplied by (b) the Eligible Employee’s applicable Matching Percentage. The number of Matching Units to be credited to the Account of an Eligible Employee for any Plan Year in which Bonus Deferral Units have been credited to such Eligible Employee’s Account shall be equal to the aggregate number of Shares (including fractional shares) which could be purchased, at a price per share equal to the Fair Market Value of one Share determined as of the date that Bonus Deferral Units are credited to the Eligible Employee’s Account, with an amount equal to: (y) the amount of the Annual Bonus Deferral; multiplied by (z) the Eligible Employee’s applicable Matching Percentage. The number of Matching Units to be credited to the Account of an Eligible Director for any Plan Year in which Retainer Fee Deferral Units have been credited to such Eligible Director’s Account shall be the same as the number of Retainer Fee Deferral Units credited to the Eligible Director’s Account for such Plan Year.

6.02    Forfeiture of Matching Units. If an Eligible Employee’s employment with the Company is terminated before the date he has attained at least age sixty (60), the Matching Units credited to the Eligible Employee’s Account shall be forfeited on the date the Eligible Employee’s employment is terminated. If an Eligible Director’s service as a member of the Board of Directors of the Company is terminated before the date he has attained age sixty (60), the Matching Units credited to the Eligible Director’s Account shall be forfeited. Notwithstanding the foregoing, if an Eligible Employee’s employment with the Company is terminated in connection with a Change in Control or if an Eligible Director’s service with the Company is terminated in connection with a Change in Control, the number of Matching Units credited to the Account of the Eligible Employee and the number of Matching Units credited to the Account of the Eligible Director shall not be forfeited even though the Eligible Employee or the Eligible Director has not attained age sixty (60) or has net been employed or served as a Director for at least one (1) year.

6.03    Certain Anti-Dilutive Adjustments. In the event of any change in the number of outstanding Shares of Common Stock without receipt of consideration by the Company resulting from any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, or any rights offering to purchase Shares of Common Stock at a price substantially below fair market value, or any similar change affecting the Shares of Common Stock the number of Restricted Units credited to a Participant’s Account on the date of such change shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder.

ARTICLE 7.
ACCOUNTS

7.01    Participant’s Account. The Committee shall establish and maintain an Account in the name of each Eligible Employee to which the Committee shall allocate Base Salary Deferral Units, Bonus Deferral Units and Matching Units. In addition, the Committee shall establish and maintain an Account in the name of each Eligible Director to which the Committee shall allocate Director Fee Deferral Units (including, if applicable, a sub account separately identifying the number of Director Fee Deferral Units which are Retainer Fee Deferral Units) and Matching Units. Thereafter, at the time a Participant becomes entitled to a distribution of the value of the Restricted Units credited to his Account, the Participant’s Account shall be credited (hypothetically and for accounting purposes only) with a dollar amount determined as provided in Section 8.01 below. The Accounts established by the Committee for Eligible Employees shall include sub accounts representing the Base Salary Deferral Units and related Matching Units for each Annual Base Salary Deferral and representing Bonus Deferral Units and related Matching Units for each Annual Bonus Deferral. The Accounts established by the Committee for Eligible Directors shall include sub accounts representing Director Fee Deferral Units and related Matching Units for each Annual Director Fee Deferral. Finally, the Accounts established by the Committee for Participants in connection with its administration of this Plan shall be for recordkeeping purposes and shall not require any segregation of any assets of the Company.

7.02    Time of Allocation. In each Plan Year in which an Eligible Employee does not, pursuant to the Eligible Employee's election, receive payment of a portion of Base Salary which is payable to him in such Plan Year (which Base Salary deferral is based on the Eligible Employee’s election, made in the preceding Plan Year, to defer the payment of any Base Salary the Eligible Employee might earn for such Plan Year), the Base Salary Deferral Units and Matching Units required to be allocated to the Eligible Employee’s Account shall be allocated to the Eligible Employee’s Account as of the last day of each calendar quarter during the Plan Year with respect to which the Eligible Employee has elected to defer a portion of his Base Salary. In each Plan Year in which an Eligible Employee does not, pursuant to the Eligible Employee's election, receive payment of the amount of the Bonus which is payable to him in such Plan Year (which Bonus deferral is based on the Eligible Employee’s election to defer the payment of any Bonus the Eligible Employee might earn for services performed in such preceding Plan Year), the Bonus Deferral Units and Matching Units required to be allocated to the Eligible Employee’s Account shall be allocated to the Eligible Employee’s Account as of the date Eligible Employee would have been paid the portion of his Bonus (attributable to services performed in the preceding Plan Year) which he has elected to defer. In each Plan Year in which an Eligible Director defers any portion of the Director Fees which are payable to him in such Plan Year (which Director Fee deferral is based on the Eligible

Director’s election, made in the preceding Plan Year), the Director Fee Deferral Units required to be allocated to the Eligible Director’s Account shall be allocated to the Eligible Director’s Account as of the date provided for in the Deferred Director Fee Election Form and, if the Eligible Director has elected to defer any portion of his Retainer Fee, Matching Units attributable to the Eligible Director’s deferral of a portion of his Retainer Fee shall be allocated to the Eligible Director’s Account on the date provided for in the Deferred Director Fee Election Form.

7.03    Allocation Does Not Vest Any Interest. The fact that Base Salary Deferral Units, Bonus Deferral Units, Director Fee Deferral Units and Matching Units have been allocated to the Account of a Participant shall not vest in such Participant or any Beneficiary any right, title or interest in any assets of the Company except at such time or times and upon the terms and conditions herein provided.

7.04    Statement of Account. At the time that Base Salary Deferral Units, Bonus Deferral Units, Director Fee Deferral Units and Matching Units are credited to a Participant’s Account (as provided for in Section 7.02 above) the Committee shall provide a written notice to the Participant which states the number of Base Salary Deferral Units, Bonus Deferral Units or the number of Director Fee Deferral Units (whichever the case may be) and the number of Matching Units credited to the Participant’s Account in connection with the Participant’s deferral of his receipt of all or a portion of his Base Salary, the Participant’s deferral of his receipt of a portion of his Bonus or the Participant’s deferral of his receipt of a portion of his Director Fees, together with a statement of the total number of Base Salary Deferral Units, Bonus Deferral Units or the total number of Director Fee Deferral Units (whichever the case may be) and the total number of Matching Units credited to the Participant’s Account as of such date. In addition, as soon as practicable following the end of each Plan Year, the Committee shall deliver: (a) to each Eligible Employee that is a Participant: (i) a statement of the total number of Base Salary Deferral Units, and Matching Units which are credited to the Eligible Employee’s Account, and (ii) a statement of the total number of Bonus Deferral Units, and Matching Units which are credited to the Eligible Employee’s Account; and (b) to each Eligible Director that is a Participant, a statement of the total number of Director Fee Deferral Units and Matching Units which are credited to the Eligible Director’s Account. Finally, if, as provided by Section 8.01 hereof, the Participant’s Account is converted to cash (for accounting purposes), as soon as practicable following the end of each Plan Year that the Participant continues to have a balance in his Account, the Committee shall deliver to such Participant a statement of the value of the Participant’s Account and the amount of interest credited to the Participant’s Account for the Plan Year.

ARTICLE 8.
DISTRIBUTIONS

8.01    Conversion of Account. (a) If an Eligible Employee’s employment with the Company and all of its Affiliates is terminated, the Committee shall convert the total number of Restricted Units credited to the Account of the Eligible Employee to a cash value equal to the number of Restricted Units credited to the Eligible Employee’s Account determined as of the date the Eligible Employee’s employment is terminated multiplied by the Fair Market Value of one Share determined as of the day immediately preceding the date an Eligible Employee’s employment is terminated. For purposes of this Section 8.01(a), the total number of Restricted Units which are credited to a Eligible Employee’s Account as of the date the Eligible Employee’s employment is terminated shall not include any Matching Units which are forfeited pursuant to the provisions of Section 6.02 hereof. The Committee shall separately identify the cash amount attributable to each Annual Base Salary Deferral and any related Matching Units and the cash amount attributable to each Annual Bonus Deferral and any related Matching Units applicable to the Eligible Employee.

(b)    If an Eligible Director’s membership on the Board of Directors is terminated, the Committee shall convert the number of Restricted Units credited to the Account of the Eligible Director to a cash value equal to the number of Restricted Units credited to the Eligible Director’s Account determined as of the date the Eligible Director’s membership on the Board of Directors is terminated multiplied by the Fair Market Value of one Share determined as of the day immediately preceding the date the Eligible Director’s membership on the Board of Directors is terminated. For purposes of this Section 8.01(b), the total number of Restricted Units which are credited to an Eligible Director’s Account shall not include any Matching Units which are forfeited pursuant to the provisions of Section 6.02 hereof. The Committee shall separately identify the cash amount attributable to each Annual Director Fee Deferral and any related Matching Units applicable to the Eligible Director.

(c)    Upon the occurrence of a Change in Control, the Committee shall convert the total number of Restricted Units credited to the Accounts of all Participants to a cash value equal, in the case of each Participant, to the number of Restricted Units credited to the Participant’s Account determined as of the date the Change in Control occurs multiplied by the Fair Market Value of one Share determined as of the business day immediately preceding the date the Change in Control occurs.

(d)    The conversion of the Participant’s Account to a cash value as contemplated by Sections 8.01 (a), (b) and (c) shall be for accounting purposes only and shall not require any segregation of any assets of the Company. In addition, for purposes of determining the amount of interest to be credited to a Participant’s Account pursuant to Section 8.02, the date on which the Participant’s Account is converted to cash shall be: (i) in the case of the termination of an Eligible Employee’s employment, the first day following the date the Eligible Employee’s employment is terminated; and (ii) in the case of the termination of an Eligible Director’s membership on the Board of Directors, the first day following the date the Eligible Director’s membership on the Board of Director’s is terminated.

8.02    Crediting of Interest. During the period beginning on the date a Participant’s Account is converted to cash as determined pursuant to Section 8.01(d) above and ending on the day immediately preceding the date of the payment to a Participant of the first installment of any series of installment payments or the date a Participant receives payment of a lump sum distribution of his Account, whichever the case may be, the Committee shall increase the cash value of the Participant’s Account by interest at an annual rate equal to the Applicable Interest Rate. In addition, in the case of installment payments contemplated by Section 8.03, the value of the Participant’s Account shall be increased by interest at an annual rate equal to the Applicable Interest Rate as of the end of each Plan Year.

8.03    Distribution of Participant Accounts. (a) If a Participant’s employment with the Employer or membership on the Board of Directors (whichever the case may be) is terminated for any reason other than death and, as of the date the Participant’s employment with the Employer or membership on the Board of Directors is terminated, the value of the Participant’s Account (as determined pursuant to Section 8.01(a) or (b) hereof, whichever is applicable), when combined with the value of the Participant’s account, if any, under the 2005 MSPP, is greater than the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury; then: (i) the value of each Annual Base Salary Deferral contained in the Eligible Employee’s Account and the value of any Matching Units attributable to such Annual Base Salary Deferral shall be distributed to the Eligible Employee in one lump sum payment or in five (5) or ten (10) consecutive annual installments, whichever form of distribution of such Annual Base Salary Deferral has been elected by the Eligible Employee in the Base Salary Deferral Election Form which is attributable to such Annual Base Salary Deferral; (ii) the value of each Annual Bonus Deferral contained in the Eligible Employee’s Account and the value of any Matching Units attributable to such Annual Bonus Deferral shall be distributed to the Eligible Employee in one lump sum payment or in five (5) or ten (10) consecutive annual installments, whichever form of distribution of such

Annual Bonus Deferral has been elected by the Eligible Employee in the Bonus Deferral Election Form which is attributable to such Annual Bonus Deferral; and (iii) the value of each Annual Director Fee Deferral contained in the Eligible Director’s Account shall be distributed to the Eligible Director in one lump sum payment or in five (5) or ten (10) consecutive annual installments, whichever form of distribution of such Annual Bonus Deferral has been elected by the Eligible Director in the Deferred Director Fee Election Form which is attributable to such Annual Director Fee Deferral. For the avoidance of doubt, if the value of a Participant’s Account, when combined with the value of the Participant’s account, if any, under the 2005 MSPP, exceeds the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, each Annual Base Salary Deferral, each Annual Bonus Deferral and each Annual Director Fee Deferral made by the Participant may be paid, at the election of the Participant as contained in the applicable Deferred Compensation Election Form for any such Annual Base Salary Deferral, Annual Bonus Deferral or Annual Director Fee Deferral in one lump sum payment, in five (5) consecutive substantially equal annual installments or in ten (10) consecutive substantially equal annual installments.

(b)    If the Participant elects to receive any Annual Base Salary Deferral, Annual Bonus Deferral or any Annual Director Fee Deferral in one lump sum payment and the value of the Participant’s Account (as determined pursuant to Section 8.01(a) or (b) hereof), when combined with the value of the Participant’s account, if any, under the 2005 MSPP, is greater than the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, such lump sum payment shall be paid to the Participant in the first calendar month occurring after the end of the six (6) month period beginning on the date the Participant’s employment with the Employer or membership on the Board of Directors is terminated. If the Participant elects to receive any Annual Base Salary Deferral, Annual Bonus Deferral or any Annual Director Fee Deferral in five (5) or ten (10) consecutive annual installments and the value of the Participant’s Account (as determined pursuant to Section 8.01(a) or (b) hereof), when combined with the value of the Participant’s account, if any, under the 2005 MSPP, is greater than the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, the first installment in any such series of installment payments shall be paid to the Participant in the first calendar month occurring after the end of the six (6) month period beginning on the date the Participant’s employment with the Employer or membership on the Board of Directors is terminated and each of the remaining consecutive annual installments shall be paid to the Participant in each January following the date the first installment of the series of installment payments is paid to the Eligible Employee. For the avoidance of doubt and for example, if an Eligible Employee has elected to receive the any Annual Base Salary Deferral which is attributable to Base Salary deferred on or after January 1, 2016 in ten (10) annual installments and if the Eligible Employee’s employment is terminated in the month of February, the first installment of the ten (10) consecutive annual installments over which the value of such Annual Base Salary Deferral and any related Matching Units is to be paid to the Eligible Employee will be paid in the month of September in the year in which the Eligible Employee’s employment is terminated, the second installment of the ten (10) consecutive annual installments will be paid to the Eligible Employee in the month of January in the first calendar year following the calendar year in which the Eligible Employee’s employment is terminated and one installment of the eight (8) remaining installments will be paid to the Eligible Employee in each of the eight (8) consecutive months of January following the first January payment. If the employment of the Eligible Employee described in the previous sentence is terminated in the month of September, the first installment of the ten (10) consecutive annual installments to be paid to the Eligible Employee will be paid in the month of April of the calendar year following the calendar year in which the Eligible Employee’s employment was terminated and the second installment of the ten (10) consecutive annual installments will be paid to the Eligible Employee in the month of January of the second calendar year following the calendar year in which the Eligible Employee’s employment is terminated. If a Participant elects to receive any Annual Base Salary Deferral, any Annual Bonus Deferral or any Annual Director Fee Deferral which is attributable to Base Salary and/or Bonus or Director Fees deferred on or after January 1, 2016 in five (5) or ten (10) consecutive annual installments, the entire remaining balance in the Participant’s Account attributable to such Annual Base Salary Deferral and related Matching Units, such Annual Bonus Deferral and related Matching Units or such Annual Director Fee Deferral and related Matching Units shall be distributed to the Participant in the last installment of the series of installments elected by the Participant.

(c)    If a Participant’s employment with the Employer or membership on the Board of Directors is terminated as a result of his death and, as of the date the Participant’s employment with the Employer or membership on the Board of Directors is terminated, the value of the Participant’s Account (as determined pursuant to Section 8.01(a) or Section 8.01(b) hereof), when combined with the value of the Participant’s account, if any, under the 2005 MSPP, is greater than the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury; then: (i) the value of each Annual Base Salary Deferral contained in the Eligible Employee’s Account and the value of any Matching Units attributable to such Annual Base Salary Deferral shall be distributed to the Eligible Employee’s Beneficiary in one lump sum payment or in five (5) or ten (10) consecutive annual installments, whichever form of distribution of such Annual Base Salary Deferral has been elected by the Eligible Employee in the Base Salary Deferral Election Form which is attributable to such Annual Base Salary Deferral; (ii) the value of each Annual Bonus Deferral contained in the Eligible Employee’s Account and the value of any Matching Units attributable to such Annual Bonus Deferral shall be distributed to the Eligible Employee’s Beneficiary in one lump sum payment or in five (5) or ten (10) consecutive annual installments, whichever form of distribution of such Annual Bonus Deferral has been elected by the Eligible Employee in the Bonus Deferral election form which is attributable to such Annual Bonus Deferral; and (iii) the value of each Annual Director Fee Deferral contained in the Eligible Director’s Account shall be distributed to the Eligible Director’s Beneficiary in one lump sum payment or in five (5) or ten (10) consecutive annual installments, whichever form of distribution of such Annual Bonus Deferral has been elected by the Eligible Director in the Director Fee Deferral Election Form which is attributable to such Annual Director Fee Deferral. In connection with the foregoing, if the Participant has elected to receive the portion of his Account which is attributable to any Annual Base Salary Deferral, any Annual Bonus Deferral or any Annual Director Fee Deferral deferred on or after January 1, 2016 in one lump sum payment and the value of the Participant’s Account (as determined pursuant to Section 8.01(a) or (b) hereof), when combined with the value of the Participant’s account, if any, under the 2005 MSPP, is greater than the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, the value of any such Annual Base Salary Deferral, any Annual Bonus Deferral or any Annual Director Fee Deferral (including, in each case, any related Matching Units) shall be distributed to the Participant’s Beneficiary in one lump sum payment in the first calendar month following the end of the ninety (90) day period which begins on the date of the Participant’s death. If the Participant has elected to receive the portion of his Account which is attributable to any Annual Base Salary Deferral, any Annual Bonus Deferral or any Annual Director Fee Deferral deferred on or after January 1, 2016 in five (5) or ten (10) consecutive annual installments, and the value of the Participant’s Account (as determined pursuant to Section 8.01(a) or (b) hereof), when combined with the value of the Participant’s account, if any, under the 2005 MSPP, is greater than the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, the first installment in any such series of installment payments shall be paid to the Participant’s Beneficiary in the first calendar month occurring after the end of the ninety (90) day period beginning on the date of the Participant’s death and each of the remaining consecutive annual installments shall be paid to the Participant’s Beneficiary in each January following the date the first installment of the series of installment payments is paid to the Participant’s Beneficiary. If a Participant has elected to receive the portion of his Account which is attributable any Annual Base Salary Deferral, any Annual Bonus Deferral or any Annual Director Fee Deferral deferred on or after January 1, 2016 in five (5) or ten (10) consecutive annual installments, the Participant’s employment with the Employer or membership on the Board of Directors is terminated due to the Participant’s death and the value of the Participant’s Account (as determined pursuant to Section 8.01(a) or (b) hereof), when combined with the value of the Participant’s account, if any, under the 2005 MSPP, is greater than the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, the entire remaining balance in the Participant’s Account attributable to such Annual Base Salary Deferral and related Matching Units, such Annual Bonus Deferral and related Matching Units or such Annual Director Fee Deferral and related Matching Units shall be distributed to the Participant’s Beneficiary in the last installment of the series of installments elected by the Participant.

8.04    Distribution of Small Amounts. (a) If the employment of any Eligible Employee is terminated for any reason other than death, and, as of the date of the termination of the Eligible Employee’s employment, the value of any such Eligible Employee’s Account (as determined pursuant to Section 8.01(a) hereof), when combined with the value of the Eligible Employee’s account, if any, under the 2005 MSPP, is less than or equal to the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, then, the Company shall, provided that the Company simultaneously makes the payments required to be made to the Eligible Employee by Section 8.04(e) hereof, distribute the value of such Eligible Employee’s Account to the Eligible Employee in one lump sum payment on the first business day following the end of the six (6) month period beginning on the date the Eligible Employee’s employment is terminated.

(b)    If the employment of any Eligible Employee is terminated due to death, and, as of the date of the Eligible Employee’s death, the value of any such Eligible Employee’s Account (as determined pursuant to Section 8.01(a)), when combined with the value of the Eligible Employee’s account, if any, under the 2005 MSPP, is less than or equal to the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, then, the Company shall, provided that the Company simultaneously makes the payments required to be made to the Eligible Employee’s Beneficiary by Section 8.04(e) hereof, distribute the value of the Eligible Employee’s Account to the Eligible Employee’s Beneficiary in one lump sum payment in the first calendar month which begins after the end of the ninety (90) day period beginning on the date of the Eligible Employee’s death.

(c)    If an Eligible Director’s membership on the Board of Directors is terminated for any reason, including death, and, as of the date the Eligible Director’s membership on the Board of Directors is terminated, the value of the Eligible Director’s Account (as determined pursuant to Section 8.01(b) hereof), when combined with the value of the Eligible Director’s account, if any, under the 2005 MSPP, is less than or equal to the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, the value of such Eligible Director’s Account shall, provided that the Company simultaneously makes the payments required to be made to the Eligible Director by Section 8.04(e) hereof, be distributed to the Eligible Director or, in the case of the termination of the Eligible Director’s membership on the Board of Directors due to his death, to the Eligible Director’s Beneficiary, in one lump sum payment in the first calendar month which begins after the end of the ninety (90) day period beginning on the date the Eligible Director’s membership on the Board of Directors is terminated.

(d)    In addition to the preceding provisions of this Section 8.04 which describe the manner of distribution of the Account of a Participant upon the termination of the Participant’s employment or membership on the Board of Directors, if the value of the Account of a Participant, when combined with the value of the Participant’s account, if any, under the 2005 MSPP, is less than or equal to the applicable dollar amount provided for under Section 402(g)(1)(B) of the Code, as adjusted by the Secretary of the Treasury, the Committee may, in its discretion, upon written notice to the Participant but without consent or approval of such Participant, require that a lump sum distribution of the value of the Participant’s Account be made to the Participant at any time, even though the Participant’s employment (in the case of a Participant who is an Employee) or the Participant’s service as a member of the Company’s Board of Directors (in the case of a Participant who is a Director) has not been terminated; provided that the Company simultaneously makes the payments required to be made to the Eligible Director by Section 8.04(e) hereof.

(e)Prior to or simultaneously with the cash-out payments under provided for under Sections 8.04(a), (b), (c) and (d) above, the Company shall distribute to the Participant, or if applicable, the Participant’s Beneficiary, the entire amount of the Participant’s interest in all agreements, methods, programs, or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under Treas. Reg. §1.409A-1(c)(2) such that, as a consequence of such distributions, the entire amount of the Participant’s interest in the Plan and all such other agreements, methods, programs, or arrangements is liquidated and terminated in its entirety.

8.05    Determination of Amounts of Lump Sums and Installments. For purposes of determining the amount of any lump sums payable pursuant to Section 8.03 or Section 8.04 hereof, the amount to be distributed to any Participant shall be equal to the value of the Participant’s Account determined as of the day immediately preceding the date the payment is to be paid to the Participant. For purposes of determining the amount of any installments to be paid pursuant to the provisions of Section 8.03 hereof, the amount of each installment to be paid to an Eligible Employee or an Eligible Director, as the case may be, shall be equal to the value of the Participant’s Account determined as of the day immediately preceding the date the installment is to be paid, divided by the total number of annual installments remaining to be paid to the Participant.

8.06    Payment of Account. (a)    The installments required to be distributed to a Participant pursuant to Section 8.03 shall be paid in one payment at the time described in the applicable Section, in cash, less the amount of any withholding taxes due with respect to any such payment.

(b)    The amount of any lump sum required to be distributed to a Participant pursuant to Section 8.03 or Section 8.04, including amounts required to be distributed to the beneficiary of an Eligible Employee or any Eligible Director, shall be paid in one lump sum payment, in cash, less the amount of any withholding taxes due with respect to any such payment.

8.07    Distribution on a Change in Control. Upon the occurrence of a Change in Control, each Participant shall be paid an amount equal to the number of Restricted Units credited to his Account, determined as of the date the Change in Control occurs, multiplied by the Fair Market Value of a Share, determined as of the business day immediately preceding the date the Change in Control occurs, less any applicable withholding taxes. Upon the occurrence of a Change in Control, the amount required to be paid to a Participant shall be paid to the Participant in cash in one lump sum payment on the date the Change in Control occurs.

8.08    Distributions on Death. Except to the extent otherwise specifically provided in the foregoing provisions of this Article 8, any payment or distribution required to be made to a Participant under the terms of this Plan shall, in the event of the death of the Participant, be paid to the Participant’s Beneficiary at the same time and in the same manner as the payments would have been made to the Participant if he had not died.

ARTICLE 9.
ADMINISTRATION

9.01    The Committee. Except as provided in Section 1.19 hereof with respect to Executive Officers and non-Employee Directors, the Committee shall consist of the President and two (2) additional senior level management employees of the Company, selected by the President and employed in a position which is at the director level or any more senior position, which Committee shall be the administrative committee which administers the Plan as the plan administrator. The employees of the Company who are designated as being a member of the Committee for purposes of administering the Plan for Eligible Employees who are not Executive Officers or non-Employee Directors may be changed by the President of the Company in his discretion. Any member of the Committee may resign by delivering his written resignation to the Board of Directors.

9.02    General Duties and Responsibilities. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. Any interpretation, construction or determination made in good faith shall be final and conclusive. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan.

9.03    Allocation and Delegation of Responsibilities. The Committee may engage agents to assist it in carrying out the ministerial, clerical and recordkeeping portion of its administrative functions hereunder. The Committee members are expressly authorized to allocate among themselves and/or delegate to other named persons or parties, any ministerial, clerical and recordkeeping responsibilities of the Committee relating to the administration of the Plan.

9.04    Records, Reporting and Disclosure. The Committee shall maintain all the records necessary for the administration of the Plan. The Committee shall also be responsible for preparing and filing such annual reports and tax forms as may be required by law. The Committee shall furnish and/or make available for inspection by each Participant covered under the Plan and to each Beneficiary who is entitled to receive benefits under the Plan, such information and reports as may be required by law.

9.05    Expenses and Compensation. The expenses necessary to administer the Plan shall be borne by the Company. Expenses include, but are not limited to, those involved in retaining necessary professional assistance from an attorney, an accountant or an actuary. The Company shall furnish the Committee with such ministerial, clerical and other administrative assistance as is necessary in the performance of its duties.

9.06    Information from the Company. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants that are Eligible Employees, their employment, their retirement, death, disability or termination of employment, and such other pertinent facts as the Committee may require. The Committee is entitled to rely on such information as is supplied by the Company and shall have no duty or responsibility to verify such information.

9.07    Multiple Signatures. In the event that more than one person has been duly nominated to serve on the Committee, one signature may be relied upon by any interested party as conclusive evidence that the Committee has duly authorized the action therein set forth and as representing the will of and binding upon the whole Committee. No person receiving such documents or written instructions and acting in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of this Plan. The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

9.08    General Fiduciary Liability. The Company, its Board of Directors, the Committee and each member of the Committee shall not be liable for any actions taken or omitted by any of them except for such acts involving gross negligence or willful misconduct of the party to be charged. Nothing contained in this Section 9.08 shall be deemed to release, discharge or otherwise limit the liability of the Company, and any successor in interest to the Company for payment to Participants of the amounts described in this Plan.

ARTICLE 10.
AMENDMENT AND TERMINATION

10.01    Amendment. The Board of Directors of the Company shall have the right at any time and from time to time, without the consent of any Participant or Beneficiary, to amend, in whole or in part, any or all of the provisions of this Plan. Notwithstanding the foregoing, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing the value of a Participant’s Account determined as of the date any such amendment is adopted or to the extent it has the effect of depriving any Participant or the Beneficiary of any Participant of any amount which, as of the date such amendment is adopted, has irrevocably become payable (whether immediately or in the future) to such Participant or Beneficiary under the terms of this Plan as in effect on the day immediately preceding the date on which such amendment is executed.

10.02    Termination. Subject to the limitation on the right to amend this Plan contained in Section 10.01 hereof, the Company, by action of its Board of Directors shall have the right at any time to discontinue its allocations hereunder and to terminate this Plan. Upon termination of this Plan, any amounts payable to any Participants or Beneficiaries at the time this Plan is terminated shall continue to be payable to such Participants or Beneficiaries as provided for by this Plan.

ARTICLE 11.
MISCELLANEOUS

11.01    No Rights Created by Plan - Terms of Employment Not Affected. Neither the establishment of the Plan nor any modification hereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant, Beneficiary or other person any legal or equitable right against the Company, his Employer or any officer or Employee thereof or the Committee, except as herein provided. Under no circumstances shall participation in this Plan by an Employee constitute a contract of continuing employment or in any manner obligate the Employer to continue the services of an Employee. In addition, under no circumstances shall participation in this Plan by a non-Employee Director constitute an agreement of the Company, the Board of Directors or the stockholders of the Company to continue to nominate and elect the non-Employee Director as a member of the Board of Directors.

11.02    Participants Rights Unsecured. The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of the Company for payment of any distributions hereunder. The rights of a Participant or his Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company and neither the Participant nor his Beneficiary shall have any rights in or against any specific assets of the Company.

11.03    No Guaranty of Benefits. This Plan has been established, in part, to provide for the deferral of compensation of a select group of highly compensated Employees of the Company. This Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. Nothing contained in this Plan shall be deemed to constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay the benefits hereunder.

11.04    Benefits Non-Assignable. No benefit which shall be payable to any person under this Plan, (including a Participant or his Beneficiary), shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Committee, except to such extent as may be required by law.

11.05    Construed Under Applicable Federal Law and New York Law. This Plan shall be construed according to applicable Federal Law and the laws of the State of New York and all provisions hereof shall be administered according to such laws.

11.06    Masculine Gender to Include Feminine; Singular to Include Plural. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

11.07    Headings No Part of Plan. Heading of sections and subsections of this Plan are inserted for convenience of reference only. They constitute no part of this Plan are not to be construed in the construction hereof.

11.08    Effective Date. Subject to the approval of the terms of this Plan by the stockholders of the Company at the annual meeting of the company’s stockholders to be held on May 7, 2015, of the terms of this Plan shall become effective and Eligible Employees and Eligible Directors shall have the opportunity to make deferrals of their Base Salary, Bonus and Director Fees as contemplated by this plan effective January 1, 2016.

11.09    Counterparts. This Plan may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same Plan and may be sufficiently evidenced by any one counterpart.

11.10    409A Savings Clause. If and to the extent that any provision of this Plan would result in the payment or deferral of compensation in a manner which does not comply with the provisions of Section 409A of the Code and the Treasury regulations promulgated thereunder, such provisions shall, to the maximum extent possible, be construed and interpreted in a manner which will cause such provisions to be implemented in a manner which complies with the applicable requirements of Section 409A and the Treasury regulations promulgated thereunder so as to avoid subjecting any Participant to taxation under Section 409A(a)(i)(A) of the Code.

IN WITNESS WHEREOF, the Gibraltar Industries, Inc. has caused this Plan to be executed as of the 7th day of May, 2015.

GIBRALTAR INDUSTRIES, INC.

By:	/s/ Paul M. Murray
Paul M. Murray
Senior Vice President of Human Resources
and Organizational Development